UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 31, 2013

RVUE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

000-54348	94-3461079
(Commission File Number)	(IRS Employer Identification No.)

275 North York Street, Elmhurst, Illinois 60126
(Address of Principal Executive Offices) (Zip Code)

(312) 361-3368

(Registrant's Telephone Number, Including Area Code)

10740B West Grand Avenue, Franklin Park, Illinois  60131

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 31, 2013, rVue Holdings, Inc., a Nevada corporation, filed a Certificate of Amendment to Articles of Incorporation (the “Amendment”) to change the number of its authorized shares of common stock, par value $0.001 per share, from 140,000,000 to 240,000,000.  A copy of the Amendment is attached hereto as Exhibit 3.1.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.               Description

3.1.1        Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RVUE HOLDINGS, INC.

Dated: October 31, 2013	By: /s/ Mark Pacchini
Mark Pacchini
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.             Description

3.1.1      Certificate of Amendment to Articles of Incorporation